SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2017

Universal Stainless & Alloy Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25032	25-1724540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Mayer Street, Bridgeville, Pennsylvania		15017
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 23, 2017, Universal Stainless & Alloy Products, Inc. (the “Company”) entered into a Second Amendment to Revolving Credit, Term Loan and Security Agreement (the “Second Amendment”), by and among the Company, the other Borrowers (as defined in the Second Amendment) party thereto, the Lenders (as defined in the Second Amendment) and PNC Bank, National Association, as Administrative Agent. The Second Amendment amended the Company’s Revolving Credit, Term Loan and Security Agreement, dated as of January 21, 2016 (as amended, the “Agreement”).

Pursuant to the Second Amendment, the applicable margins based on the Company’s leverage ratio then in effect, which are added to the interest rates elected by the Company to apply to outstanding borrowings under the Credit Agreement, have been reduced. In addition, under the Second Amendment, certain amounts spent by the Company for capital expenditures related to a new stand-alone steel bar finishing line to be installed at the Company’s facility in Dunkirk, New York, will offset the amount of a $6.5 million availability block that otherwise could reduce overall borrowing availability under the revolving credit facility provided for under the Agreement.

The foregoing is a description of the material terms and conditions of the Second Amendment and is not a complete discussion of the Second Amendment. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

On October 23, 2017, the Company issued a press release announcing its entrance into the Second Amendment. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Second Amendment to Revolving Credit, Term Loan and Security Agreement, dated as of October 23, 2017, by and among Universal Stainless & Alloy Products, Inc., the other borrowers party thereto, the lenders party thereto and PNC Bank National Association, as Administrative Agent.

99.1	Press Release dated October 23, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.

By:	/s/ Ross C. Wilkin
Ross C. Wilkin
Vice President of Finance,
Chief Financial Officer and Treasurer

Dated: October 23, 2017